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                                                                CONFORMED COPY
==============================================================================
                             FORM T-1

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                      STATEMENT OF ELIGIBILITY
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A
              CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE
                ELIGIBILITY OF A TRUSTEE PURSUANT TO
                 SECTION 305(b)(2)           |__|
                       --------------------
                       THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)

    New York                                               13-5160382
    (State of incorporation                                (I.R.S. employer
    if not a U.S. national bank)                           identification no.)

   48 Wall Street, New York, N.Y.                         10286
   (Address of principal executive offices)               (Zip code)
                       --------------------
                        THE ARA GROUP, INC.
       (Exact name of obligor as specified in its charter)

    Delaware                                               23-2319139
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                         identification no.)

    The ARA Tower
    1101 Market Street
    Philadelphia, Pennsylvania                            19107
    (Address of principal executive offices)              (Zip code)
                       --------------------
                        ARA SERVICES, INC.
             (Exact name of obligor as specified in its charter)

    Delaware                                               95-3051630
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                         identification no.)

    The ARA Tower
    1101 Market Street
    Philadelphia, Pennsylvania                             19107
    (Address of principal executive offices)               (Zip code)
                      --------------------------
                          Debt Securities
                  (Title of the indenture securities)
==============================================================================
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

 1. General information. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

- ------------------------------------------------------------------------------
                Name                                        Address
- ------------------------------------------------------------------------------

Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y.
                                             12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20549

New York Clearing House Association          New York, New York

    (b)  Whether it is authorized to exercise corporate trust powers.

    Yes.

 2.   Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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

                                 NOTE

   Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

   Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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

                               SIGNATURE

  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of March, 1994.


                                                 THE BANK OF NEW YORK


                                         By:        LLOYD A. MCKENZIE
                                             ---------------------------------
                                              Name:  Lloyd A. McKenzie
                                              Title: Assistant Vice President





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                                                               EXHIBIT 7
                    Consolidated Report of Condition of

                            THE BANK OF NEW YORK

                  of 48 Wall Street, New York, N.Y. 10286
                   And Foreign and Domestic Subsidiaries,
     a member of the Federal Reserve System, at the close of business September 30, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                     Dollar Amounts
     ASSETS                                            in Thousands
     Cash and balances due from depository
       institutions:
       Noninterest-bearing balances and
         currency and coin ................             $ 4,112,299
       Interest-bearing balances ..........                 607,187
     Securities ...........................               3,712,310
     Federal funds sold in domestic offices
       of the bank ........................                 613,944
     Loans and lease financing receivables:
       Loans and leases, net of unearned
         income .................23,923,315
       Less Allowance for loan and lease
         losses ....................800,277
       Less Allocated transfer risk
         reserve ....................35,768
       Loans and leases, net of unearned
         income, allowance and reserve ....              23,087,270
     Assets held in trading accounts ......                 959,333
     Premises and fixed assets (including
       capitalized leases) ................                 664,500
     Other real estate owned ..............                 102,235
     Investments in unconsolidated subsi-
       diaries and associated companies ...                 170,664
     Customers liability to this bank on
       acceptances outstanding ............                 909,084
     Intangible assets ....................                  45,858
     Other assets                                         1,562,551
                                                        -----------
     Total assets                                       $36,547,235
                                                        ===========
     LIABILITIES
     Deposits:
       In domestic offices ................             $19,443,240
       Noninterest-bearing .......7,387,665
       Interest-bearing .........12,055,575
       In foreign offices, Edge and Agree-
       ment Subsidiaries, and IBFs ........               8,104,447
       Noninterest-bearing ..........80,823
       Interest-bearing ..........8,023,624
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

     Federal funds purchased and securities
       sold under agreements to repurchase
       in domestic offices of the bank and
       of its Edge and Agreement subsi-
       diaries, and in IBFs:
       Federal funds purchased ............               1,505,573
       Securities sold under agreements to
         repurchase .......................                  48,225
     Demand notes issued to the U.S.
       Treasury ...........................                 300,000
     Other borrowed money .................               1,082,537
     Bank's liability on acceptances exe-
       cuted and outstanding ..............                 909,970
     Subordinated notes and debentures ....               1,070,780
     Other liabilities ....................               1,305,376
                                                        -----------
     Total liabilities ....................              33,770,148
                                                        -----------
     EQUITY CAPITAL
     Perpetual preferred stock and related
       surplus ...........................                   75,000
     Common stock ........................                  942,284
     Surplus .............................                  474,677
     Undivided profits and capital
       reserves ..........................                1,291,716
     Cumulative foreign Currency transla-
       tion adjustments ..................              (     6,590)
                                                       ------------
     Total equity capital ................                2,777,087
                                                        -----------
     Total liabilities, limited-life pre-
       ferred stock, and equity capital ..              $36,547,235
                                                        ===========

        I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Robert E. Keilman

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                          +
        J. Carter Bacot   |
        Alan R. Griffith  |     Directors
        Thomas A. Renyi   |
                          +
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